--------------------------------------------------------------------------------
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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         M/I SCHOTTENSTEIN HOMES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                 March 10, 2000

To Our Shareholders:

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on Wednesday, April 19, 2000, at the offices of the Company, 3 Easton Oval, Columbus, Ohio.

     Enclosed is a copy of our 1999 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the proxy card and return it promptly in the enclosed postage-paid envelope, or alternatively, vote electronically via the Internet or telephonically in accordance with the instructions on your proxy card.

     We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                          Sincerely,

                                          /s/ Irving E. Schottenstein
                                          Irving E. Schottenstein,
                                          Chief Executive Officer

     PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE,
            OR ALTERNATIVELY, VOTE ELECTRONICALLY OR TELEPHONICALLY

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 EASTON OVAL
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 19, 2000

To Each Shareholder of M/I Schottenstein Homes, Inc.:

     Notice is hereby given that the 2000 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on April 19, 2000, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:

          1) To elect three directors to serve until the 2003 annual meeting of shareholders or until their successors have been duly elected and qualified;

          2) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 2000 fiscal year; and

          3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 24, 2000, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof.

     It is important that your common shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy card in the envelope provided, or alternatively, vote electronically via the Internet or telephonically in accordance with the instructions on your proxy card. Proxies are revocable at any time and shareholders who are present may withdraw their proxy and vote in person if they so desire.
                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

March 10, 2000

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                                    FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 19, 2000

                                                                  March 10, 2000

                                    GENERAL

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Wednesday, April 19, 2000 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about March 10, 2000, to each shareholder of record as of February 24, 2000. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 1999, including financial statements, is being mailed to all shareholders together with this proxy statement.

     A proxy card for use at the Annual Meeting is enclosed. Alternatively, shareholders holding common shares registered directly with the Company's transfer agent, EquiServe, may vote electronically via the Internet or telephonically by following the instructions on their proxy card. Similarly, shareholders holding common shares in "street name" with a broker or bank may also be eligible to vote electronically via the Internet or telephonically. Such shareholders should review their proxy materials and/or contact their broker or bank regarding the availability of electronic and/or telephonic voting. The deadline for voting electronically via the Internet or telephonically is 11:59 p.m. on April 18, 2000.

     A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her common shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth herein, for Proposal No. 2 and, at the discretion of the proxyholders, on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were 8,133,640 of the Company's common shares, par value $.01 per share (the "Common Shares"), issued and outstanding on February 24, 2000 (the "Record Date"), which date has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted for a shareholder vote, each shareholder will be entitled to one vote, in person or by proxy, for each Common Share registered in his or her name on the books of the Company as of the Record Date. Under Ohio law and the Company's Regulations, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Annual Meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Friedrich K. M. Bohm, Jeffrey H. Miro and Robert H. Schottenstein will serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Irving E. Schottenstein, Kerrii
B. Anderson and Norman L. Traeger will serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Unless otherwise specified in the accompanying proxy, the Common Shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

                                                                                        YEAR FIRST
                                                   CURRENT POSITIONS                    SERVED AS
           NAME             AGE                      WITH COMPANY                        DIRECTOR
           ----             ---                    -----------------                    ----------
NOMINEES

Thomas D. Igoe              68     Director, member of Compensation Committee,             2000
                                   member of Executive Officer Compensation
                                   Committee

Steven Schottenstein        43     Chief Operating Officer, Director (Vice                 1993
                                   Chairman), member of Executive Committee

Lewis R. Smoot, Sr.         66     Director, member of Executive Committee, member         1993
                                   of Audit Committee (Chairman), member of
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee

DIRECTORS

Kerrii B. Anderson          42     Senior Vice President, Chief Financial Officer,         1998
                                   Director

Friedrich K. M. Bohm        58     Director, member of Audit Committee, member of          1994
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee (Chairman)

Jeffrey H. Miro             57     Director, member of Compensation Committee,             1998
                                   member of Executive Officer Compensation
                                   Committee

Irving E. Schottenstein     71     Chief Executive Officer, Director (Chairman),           1976
                                   member of Executive Committee (Chairman), member
                                   of Compensation Committee

Robert H. Schottenstein     47     President, Director (Vice Chairman), member of          1993
                                   Executive Committee, member of Compensation
                                   Committee

Norman L. Traeger           60     Director, member of Audit Committee, member of          1997
                                   Compensation Committee (Chairman), member of
                                   Executive Officer Compensation Committee

---------------

Irving E. Schottenstein is the father of Robert H. Schottenstein and Steven Schottenstein.

BUSINESS EXPERIENCE

  NOMINEES -- TERM TO EXPIRE AT 2003 ANNUAL MEETING

     Thomas D. Igoe served as a consultant to Bank One, NA's Corporate Banking Division from January 1997 until December 1999. From 1962 until December 1996, Mr. Igoe was an employee of Bank One, NA, most recently as Senior Vice President - Corporate Banking.

     Steven Schottenstein has been Vice Chairman and Chief Operating Officer since January 1999 and an Assistant Secretary since April 1992. He served as a Senior Executive Vice President from May 1996 until January 1999, an Executive Vice President from February 1994 until May 1996, a Senior Vice President from September 1993 until February 1994 and a Vice President from June 1990 until September 1993. He became the Regional Manager for the Washington, D.C. Region in December 1990, Regional Manager for the Indiana Region in April 1992 and Regional Manager for the Carolina Region in February 1994 and served in such positions until May 1996.

     Lewis R. Smoot, Sr. has been the President and Chief Executive Officer of The Smoot Corporation, a construction contractor and construction management concern, since 1987. He currently serves as a Director of Huntington Bancshares Incorporated.

  DIRECTORS -- TERM TO EXPIRE AT 2001 ANNUAL MEETING

     Friedrich K. M. Bohm has been the Chairman of NBBJ, the second largest architectural firm in the United States, since 1997. From 1987 until 1997, Mr. Bohm was the Managing Partner and Chief Executive Officer of NBBJ. He is a Director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

     Jeffrey H. Miro has been the Chairman of the law firm of Miro, Weiner and Kramer, with offices in Bloomfield Hills, Michigan and New York, New York, since 1981. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School. He currently serves as a Director of Sotheby's Holdings, Inc.

     Robert H. Schottenstein has been Vice Chairman since January 1999, President since May 1996 and an Assistant Secretary since March 1991. He served as an Executive Vice President from February 1994 until May 1996, a Senior Vice President from September 1993 until February 1994 and a Vice President from March 1991 until September 1993. He became the Regional Manager for the Cincinnati Division in April 1994 and for the Midwest Land Operations in November 1992 and served in such positions until May 1996. He currently serves as a Director of Huntington Bancshares Incorporated.

  DIRECTORS -- TERM TO EXPIRE AT 2002 ANNUAL MEETING

     Kerrii B. Anderson has been a Senior Vice President since September 1993, Chief Financial Officer since 1987 and an Assistant Secretary since February 1995. She served as a Vice President from 1988 until September 1993. She has also been Chief Financial Officer of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial"), since 1988. Ms. Anderson currently serves as a Director of Lancaster Colony Corporation.

     Irving E. Schottenstein has been Chief Executive Officer since August 1986 and Chairman of the Board of Directors of the Company and its predecessors since 1976. He was President of the Company and its predecessors from 1976 until 1996. He was also the Chairman of the Board and President of M/I Financial from 1983 until August 1995.

     Norman L. Traeger founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate.

NOMINATION OF DIRECTORS

     Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Company's Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year's annual meeting (or, if the date of annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting or in the case of a special meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). Such notice shall set forth: (i) the name and address of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission"), had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the

Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

     The Board held four meetings during 1999. All members of the Board during 1999 attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors.

     The Board's Audit Committee with respect to the 1999 fiscal year consisted of Lewis R. Smoot, Sr. (Chairman), Friedrich K. M. Bohm and Norman L. Traeger. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, the activities of the internal auditors, and potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met four times in 1999.

     The Board has a Compensation Committee, whose members with respect to the 1999 fiscal year were Norman L. Traeger (Chairman), Friedrich K. M. Bohm, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein and Lewis R. Smoot, Sr. Thomas D. Igoe was appointed to the Compensation Committee on February 15, 2000. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 1999.

     The Board also has an Executive Officer Compensation Committee, whose members with respect to the 1999 fiscal year were Friedrich K. M. Bohm (Chairman), Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. Thomas
D. Igoe was appointed to the Executive Officer Compensation Committee on February 15, 2000. Each member of the Executive Officer Compensation Committee is an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Executive Officer Compensation Committee's duties include developing and administering the plans necessary to ensure that the compensation paid to the chief executive officer and the other executive officers of the Company will be tax deductible. The Executive Officer Compensation Committee met four times in 1999.

     Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all of the powers and duties of the Board. The members of the Executive Committee with respect to the 1999 fiscal year were Irving E. Schottenstein (Chairman), Robert
H. Schottenstein, Steven Schottenstein and Lewis R. Smoot, Sr. During 1999, the Executive Committee did not hold any meetings but did take four written actions without a meeting.

                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the Company's independent accountants and auditors for the fiscal year ending December 31, 2000. Deloitte & Touche LLP served as the Company's independent accountants and auditors for fiscal year 1999. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote and present, in person or by properly executive proxy, is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 2000. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 35% of the outstanding Common Shares, have indicated that they intend to vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors. In the event that the shareholders do not ratify the appointment of Deloitte &

Touche LLP as the Company's independent accountants and auditors for fiscal year 2000, the Board will consider other independent accountants and auditors upon the recommendation of the Audit Committee.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2000.

                                   MANAGEMENT

     The following table sets forth certain information with respect to certain key employees of the Company.

                                                                                  YEAR STARTED
                NAME                  AGE      CURRENT POSITIONS WITH COMPANY     WITH COMPANY
                ----                  ---      ------------------------------     ------------
Paul S. Coppel......................  41    President Land Operations, General        1994
                                            Counsel and Secretary
Phillip G. Creek....................  47    Senior Vice President and Treasurer       1993
James B. Feldman....................  49    President Charlotte Region                1997
Robert C. Moesle....................  48    President Washington, D.C. Region         1990
Paul S. Rosen.......................  49    Chief Executive Officer and               1993
                                            President
                                            of M/I Financial and Senior Vice
                                            President
Lloyd T. Simpson....................  54    President Columbus Region                 1984

BUSINESS EXPERIENCE

     Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995 and President Land Operations in January 1999. He became the Secretary of M/I Financial in August 1995.

     Phillip G. Creek joined the Company in January 1993 as Vice President and Treasurer. Mr. Creek became a Senior Vice President in September 1993. He became the Vice President of M/I Financial in August 1995. From 1978 to 1993, Mr. Creek was employed with The Ryland Group, Inc., a national homebuilder.

     James B. Feldman joined the Company in February 1997 as President of the Charlotte Division. Mr. Feldman became President of the Charlotte Region in January 1999. Prior to joining the Company, he was employed for more than ten years with NVR, Inc., a national homebuilder, as the Division President for the Maryland operations.

     Robert C. Moesle joined the Company in December 1990 as Division Manager of the Washington, D.C. Division. Mr. Moesle became Vice President/Regional Manager-Washington, D.C. Region in September 1991 and President of the Washington, D.C. Region in November 1996. He served as a Senior Vice President from September 1993 until November 1996. Prior to joining the Company, Mr. Moesle was employed with NVR, Inc. and The Ryland Group, Inc., both national homebuilders.

     Paul S. Rosen joined the Company in August 1993 as the Vice President of Mortgage Operations for M/I Financial. Mr. Rosen became the Chief Executive Officer of M/I Financial in February 1994, the President of M/I Financial in August 1995 and a Senior Vice President of the Company in February 1999.

     Lloyd T. Simpson joined the Company in 1984 as Vice President/Regional Manager-Ohio Region. Mr. Simpson became Vice President/Regional Manager of the Columbus Region in February 1996 and President of the Columbus Region in November 1996. He served as a Senior Vice President from September 1993 until November 1996.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the February 24, 2000 record date, the number and percentage of the outstanding Common Shares held by each person who, to the knowledge of the Company, beneficially owns more than five percent of the outstanding Common Shares, by each of the Company's directors, nominees and Named Executive Officers (as defined below) and by all of the directors, nominees and executive officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such Common Shares.

                                                                NUMBER OF       PERCENT
                  NAME OF BENEFICIAL OWNER                    COMMON SHARES     OF CLASS
                  ------------------------                    -------------     --------
Kerrii B. Anderson..........................................     20,900(2)         (1)
Friedrich K. M. Bohm........................................     10,000            (1)
Thomas D. Igoe..............................................      1,500            (1)
Jeffrey H. Miro.............................................      2,000            (1)
Irving E. Schottenstein.....................................    535,100(3)         6.6%
Robert H. Schottenstein.....................................    589,400(4)         7.2%
Steven Schottenstein........................................    534,600(5)         6.6%
Lewis R. Smoot, Sr..........................................      2,000            (1)
Norman L. Traeger...........................................      9,680            (1)
All directors, nominees and executive
    officers as a group (9 persons).........................  1,705,180           20.8%
Dimensional Fund Advisors Inc...............................    749,860(6)         9.2%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, California 90401
FMR Corp....................................................  1,140,600(7)        14.0%
    82 Devonshire Street
    Boston, Massachusetts 02109
Linda S. Fisher.............................................    569,300(8)         7.0%
    11221 Grandon Ridge Circle
    Cincinnati, Ohio 45249
Gary L. Schottenstein.......................................    563,800(9)         6.9%
    2077 Parkhill Drive
    Columbus, Ohio 43209

---------------
(1) Less than one percent of the outstanding Common Shares.

(2) Includes 15,000 Common Shares that underlie exercisable stock options.

(3) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 Common Shares, and (ii) the Steven Schottenstein Descendants Trust which holds 54,800 Common Shares, and exercises all rights with regard to such Common Shares. Does not include an aggregate of 2,145,200 Common Shares which are held in trust by Irving E. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of his four children: Robert H. Schottenstein (550,000 shares), Steven Schottenstein (495,200 shares), Gary L. Schottenstein (550,000 shares) and Linda S. Fisher (550,000 shares). As trustee, Irving E. Schottenstein is empowered to exercise all rights with regard to such Common Shares, revoke each trust, and with the agreement of each beneficiary, amend each trust. Includes 2,000 Common Shares that underlie exercisable stock options.

(4) 550,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these Common Shares are held by Robert H. Schottenstein individually. 16,500 of these

    Common Shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 20,100 Common Shares that underlie exercisable stock options.

(5) 495,200 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these Common Shares are held by Steven Schottenstein individually. 16,500 of these Common Shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 20,100 Common Shares that underlie exercisable stock options.

(6) Based on information set forth in a Schedule 13G dated February 4, 2000, which was filed by Dimensional Fund Advisors Inc., a registered investment advisor, on behalf of its advisory clients.

(7) Based on information set forth in a Schedule 13G dated February 11, 2000, which was filed on behalf of FMR Corp. and certain other Fidelity entities.

(8) 550,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these Common Shares are held by Linda S. Fisher individually. 16,500 of these Common Shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares.

(9) 550,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these Common Shares are held by Gary L. Schottenstein individually. 11,000 of these Common Shares are held in trust by Gary L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary L. Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares.

     The address of Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein is c/o Irving E. Schottenstein, 3 Easton Oval, Columbus, Ohio 43219.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 1999, 1998 and 1997 for the Company's Chief Executive Officer and for each other executive officer of the Company (the "Named Executive Officers"):

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                         ----------------------
                                                                                       PAYOUTS
                                            ANNUAL COMPENSATION            AWARDS
                                     ----------------------------------  SECURITIES
                                                           OTHER ANNUAL  UNDERLYING     LTIP      ALL OTHER
     NAME AND PRINCIPAL              SALARY      BONUS     COMPENSATION   OPTIONS      PAYOUTS   COMPENSATION
          POSITION            YEAR     ($)        ($)          ($)          (#)          ($)      ($)(1)(2)
     ------------------       ----   -------   ---------   ------------  ----------   ---------  ------------
Irving E. Schottenstein       1999   575,000   2,875,000(3)(4)  77,214(5)   10,000        --        61,299
  Chief Executive Officer     1998   575,000   2,087,433(6)(7)      --      --            --        62,075
                              1997   586,406   1,095,582(6)      --         --            --        62,601
Robert H. Schottenstein       1999   308,654   1,137,500(3)(4)  56,579(8)    5,000        --        58,122
  President                   1998   300,000   1,020,000(6)(7)      --     10,000         --        58,313
                              1997   310,406     654,844(6)      --         2,500         --        58,899
Steven Schottenstein          1999   300,000   1,050,000(3)(4)      --      5,000         --        46,902
  Chief Operating Officer     1998   300,000   1,020,000(6)(7)      --     10,000         --        47,133
                              1997   310,406     653,794(6)      --         2,500         --        47,320
Kerrii B. Anderson            1999   220,673     393,750(3)(4)      --      1,500         --        13,221
  Senior Vice President and   1998   200,000     330,000(6)(7)      --      1,500     56,474(9)     13,282
  Chief Financial Officer     1997   210,406     251,357(6)      --         1,500     53,553(9)     12,935

---------------
(1) The amounts shown include: (i) the individual's share of the Company's discretionary contribution under the Company's 401(k) plan and (ii) the non-term portion of the premium for a split-dollar life insurance policy for such individual, each as detailed in note 2 below. In addition, for each of the Named Executive Officers other than Irving E. Schottenstein, such amounts include $1,623 of long-term disability plan premiums for the 1997 and 1998 fiscal years and $1,468 of long-term disability plan premiums for the 1999 fiscal year.

(2) "All Other Compensation" for each of the Named Executive Officers includes the individual's share of the Company's discretionary contribution for the 1997, 1998 and 1999 fiscal years under the Company's 401(k) plan in the amounts of $2,876, $3,250 and $3,374, respectively. "All Other Compensation" for Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein and Kerrii B. Anderson for the 1997, 1998 and 1999 fiscal years also includes the non-term portion of the premium for a split-dollar life insurance policy of $59,725, $54,400, $42,820 and $8,435, respectively, for the 1997 fiscal year, $58,825, $53,520, $42,260 and $8,409, respectively, for the 1998 fiscal year and $57,925, $53,280, $42,060 and $8,379, respectively, for the 1999 fiscal year.

(3) Represents amounts accrued pursuant to the Executive Officers Compensation Plan and approved by the Executive Officer Compensation Committee.

(4) Pursuant to the terms of the Company's Executives' Deferred Compensation Plan, which was adopted in 1998, each of the Company's executive officers, as well as other members of management, is required to allocate a portion of his or her bonus to Common Shares until such executive officer or member of management owns a minimum number of Common Shares set forth in the plan. Each participant also may elect to allocate additional amounts of his or her bonus to Common Shares under the plan. Each participant will not beneficially own Common Shares acquired under the plan until such Common Shares are distributed pursuant to the terms of the plan. With respect to Irving E. Schottenstein, the amount shown includes $143,750 allocated to Common Shares (8,424 shares). With respect to Robert H. Schottenstein, the amount shown includes $56,875 allocated to Common Shares (3,333 shares). With respect to Steven Schottenstein, the amount shown includes $52,500 allocated to Common Shares (3,077 shares). With respect to Kerrii B. Anderson, the amount shown includes $19,688 allocated to Common Shares (1,154 shares).

(5) Includes $63,560 for personal use of Company property.

(6) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, or with respect to the Chief Executive Officer, the Executive Officer Compensation Committee.

(7) With respect to Irving E. Schottenstein, the amount shown includes $218,372 allocated to Common Shares (9,926 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Robert H. Schottenstein, the amount shown includes $165,000 allocated to Common Shares (7,500 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Steven Schottenstein, the amount shown includes $120,000 allocated to Common Shares (5,454 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Kerrii B. Anderson, the amount shown includes $105,000 allocated to Common Shares (4,772 shares) pursuant to the Executives' Deferred Compensation Plan.

(8) Includes $43,360 for personal use of Company property.

(9) Represents compensation pursuant to an executive deferred compensation plan.

     On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the nonqualified stock options granted by the Board during the 1999 fiscal year to each of the Named Executive Officers:

                                                  INDIVIDUAL GRANTS(1)                          POTENTIAL
                                 ------------------------------------------------------    REALIZABLE VALUE AT
                                   NUMBER                                                 ACCRUED ANNUAL RATES
                                     OF                                                      OF STOCK PRICE
                                 SECURITIES      % OF TOTAL                                   APPRECIATION
                                 UNDERLYING   OPTIONS GRANTED                                FOR OPTION TERM
                                  OPTIONS     TO EMPLOYEES IN    EXERCISE                 ---------------------
                                  GRANTED       FISCAL YEAR        PRICE     EXPIRATION      5%          10%
             NAME                   (#)             (%)           ($/SH)        DATE         ($)         ($)
             ----                ----------   ----------------   ---------   ----------   ---------   ---------
Irving E. Schottenstein            10,000          19.25          18.563      2/16/09      116,739     295,838
Robert H. Schottenstein             5,000           9.62          18.563      2/16/09       58,369     147,919
Steven Schottenstein                5,000           9.62          18.563      2/16/09       58,369     147,919
Kerrii B. Anderson                  1,500           2.89          18.563      2/16/09       17,511      44,376

---------------
(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.

FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to unexercised nonqualified stock options held as of the end of the 1999 fiscal year by each of the Named Executive Officers.

                                          NUMBER OF
                                    SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                     UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                     AT FISCAL YEAR END            AT FISCAL YEAR END
                                           (#)(1)                          ($)
                                 ---------------------------   ---------------------------
             NAME                EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   -------------   -----------   -------------
Irving E. Schottenstein             2,000          8,000             --             --
Robert H. Schottenstein            20,100         11,900         68,344          9,156
Steven Schottenstein               20,100         11,900         68,344          9,156
Kerrii B. Anderson                 15,000          3,500         63,506          6,713

---------------
(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

COMPENSATION OF DIRECTORS

     Each of the outside directors on the Board (Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger) receives 250 Common Shares per quarter as payment for his service on the Board and any of its committees, pursuant to the Directors Deferred Compensation Plan. In addition, each outside director receives 250 Common Shares for participating in a special meeting of the Board or any of its committees.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee with respect to the 1999 fiscal year was comprised of six members: Friedrich K. M. Bohm, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Lewis R. Smoot, Sr. and Norman L. Traeger. Irving E. Schottenstein and Robert H. Schottenstein are executive officers of the Company. During the 1999 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Compensation Committee.

     The Executive Officer Compensation Committee with respect to the 1999 fiscal year was comprised of four members: Friedrich K. M. Bohm, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. None of such members is or was formerly an officer or employee of the Company. During the 1999 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Executive Officer Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of, and transactions in, the Common Shares of the Company by executive officers, directors and persons who own more than ten percent of the Common Shares are required to be reported to the Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based solely on a review of the copies of reports furnished to the Company and representations of certain executive officers and directors, the Company believes that during the 1999 fiscal year its executive officers, directors and greater than ten percent beneficial owners complied with such requirements, except that a Form 4 covering one transaction with respect to Friedrich K. M. Bohm was inadvertently not filed prior to its due date.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the graph set forth below under "-- Performance Graph" shall not be incorporated by reference into any such filings.

     General. In 1999, the Executive Officer Compensation Committee reviewed and determined the compensation for the Chief Executive Officer and for each of the other executive officers of the Company. The Compensation Committee reviewed the Company's 401(k) plan with respect to investment selections, returns, audit results and the Company's discretionary contributions. The Compensation Committee also reviewed all stock option awards granted by the Company.

     The Company's executive compensation program is intended to serve four primary objectives: (i) attract and retain qualified executives to manage the Company's business; (ii) provide executives with incentives to accomplish the Company's business objectives and strategy and meet specific performance goals;
(iii) encourage stock ownership by executives in order to enhance mutuality of interest with the Company's shareholders; and (iv) maximize shareholder value. The Executive Officer Compensation Committee and the Compensation Committee believe that the Company's executive compensation program operates in support of each of these objectives. Additionally, the Executive Officer Compensation Committee and the Compensation Committee believe that the executive compensation program fosters long-term growth and accountability for performance.

     Elements of Compensation. Under the Company's executive compensation program, each of the executive officers of the Company receives compensation in the form of: (i) a base salary; (ii) an annual performance bonus; and (iii) stock options. The Company's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) plan.

     Under the Company's Executives' Deferred Compensation Plan, which was adopted in 1998, until an executive officer owns a minimum number of Common Shares set forth in the plan, five percent of his or her performance bonus is automatically invested in Common Shares, the payment of which is deferred until a future date. Each executive officer also has the right to elect to have an additional portion of his or her performance bonus invested in Common Shares. The Company believes that the Executives' Deferred Compensation Plan serves to further align the interests of the executive officers with the Company's shareholders.

     Chief Executive Officer Compensation. The base salary paid to the Chief Executive Officer in 1999 was commensurate with the base salary paid to chief executive officers of other publicly traded, national and regional homebuilders.

The performance bonus for the Chief Executive Officer for 1999 was awarded in accordance with the Executive Officers Compensation Plan, which plan was approved by the Company's shareholders at the 1999 annual meeting. Pursuant to the terms of the aforesaid compensation plan, the Executive Officer Compensation Committee established the Award Formula (as defined in the plan) and Performance Goals (also as defined) for the Chief Executive Officer for 1999. The Award Formula established was based upon the Company's achievement of Performance Goals in the following areas: (i) achieving specified levels of net income; (ii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the company; and (iii) return on shareholders' equity. The total amount that could be earned by the Chief Executive Officer was capped at five times his annual base salary.

     In 1999, net income and homeowner satisfaction ratings exceeded those results in 1998 and return on beginning equity exceeded 25%. As a result, the Company achieved all of the established Performance Goals, and under the Award Formula, the Chief Executive Officer earned the maximum performance bonus allowed under the Executive Officers Compensation Plan. The Chief Executive Officer elected to invest five percent of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan even though he had already satisfied the minimum share requirement set forth in such plan.

     Other Executive Officers' Compensation. The average base salary paid to the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer in 1999 was commensurate with the base salaries paid to persons holding comparable positions with other publicly traded, national and regional homebuilders.

     Pursuant to the Executive Officers Compensation Plan, the Executive Officer Compensation Committee established the Award Formulas and the specific Performance Goals for the President and the Chief Operating Officer for 1999. The Award Formulas established were based upon the Company's achievement of Performance Goals in the following areas: (i) earning specified levels of net income; (ii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the Company; and (iii) return on shareholders' equity. The total amount that could be earned by such executive officers was capped at three and one half times their annual base salaries.

     The Executive Officer Compensation Committee also established the Award Formula and the Performance Goals for the Senior Vice President/Chief Financial Officer for 1999. The Award Formula for the Senior Vice President/Chief Financial Officer's performance bonus was based upon the same Performance Goals established for the President and Chief Operating Officer for 1999. The total amount that could be earned by the Senior Vice President/Chief Financial Officer was capped at one and three quarters times her annual base salary.

     In 1999, the Company achieved all of the established Performance Goals with respect to net income, homeowner satisfaction ratings and return on equity, and under the applicable Award Formulas, the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer each earned the maximum performance bonus available for 1999. Each of such executive officers elected to invest five percent of his or her performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan even though he or she had already satisfied the minimum share requirement set forth in such plan.

     Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the executive officer's position, his or her ability to influence the Company's overall performance and the financial performance of the Company. Options are intended to retain executive officers and motivate them to improve the Company's financial results and stock performance. In 1999, the Compensation Committee approved the award of nonqualified stock options for 21,500 Common Shares at $18.563 per share to the Named Executive Officers (see "-- Option Grants in Last Fiscal Year"). The nonqualified stock options vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

     Section 162(m) Compliance. Section 162(m) of the Internal Revenue Code of 1986, as amended, places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. In 1999, the Company adopted the Executive Officers Compensation Plan and constituted the Executive Officer Compensation Committee (which consists solely of outside directors for purposes of Section 162(m)) to comply with Section 162(m) and to further ensure that compensation paid to executive officers in excess of $1,000,000 will be fully deductible. The Company believes that all compensation paid to the executive officers in excess of $1,000,000 will be fully deductible with respect to the 1999 tax year of the Company.

           COMPENSATION COMMITTEE:               EXECUTIVE OFFICER COMPENSATION COMMITTEE:
Norman L. Traeger (Chairman)                   Friedrich K.M. Bohm (Chairman)
Friedrich K. M. Bohm                           Thomas D. Igoe (from February 15, 2000)
Thomas D. Igoe (from February 15, 2000)        Jeffrey H. Miro
Jeffrey H. Miro                                Lewis R. Smoot, Sr.
Irving E. Schottenstein                        Norman L. Traeger
Robert H. Schottenstein
Lewis R. Smoot, Sr.

PERFORMANCE GRAPH

     This chart graphs the Company's performance in the form of cumulative total return to shareholders from December 31, 1994 until December 31, 1999 in comparison to (i) Standard and Poor's 500; and (ii) the cumulative return on the common stock of seven publicly traded peer issuers, including Beazer Homes USA, Inc., Crossmann Communities, Inc., Engle Homes, Inc., Hovnanian Enterprises, Inc., MDC Holdings, Inc., NVR, Inc. and Washington Homes, Inc. (the "Peer Group").

                                                M/I SCHOTTENSTEIN HOMES,
                                                         INC.(1)               S&P 500 COMP. LTD.              PEER GROUP
                                                ------------------------       ------------------              ----------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 167.86                      137.58                      172.41
12/31/96                                                 157.14                      169.17                      183.58
12/31/97                                                 267.86                      225.60                      253.02
12/31/98                                                 317.31                      290.08                      342.43
12/31/99                                                 227.10                      351.12                      279.99

                                       -----------------------------------------------------------------------------
                                           12/31/94     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99
--------------------------------------------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc.(1)          100         167.86       157.14       267.86       317.31       227.10
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Comp. Ltd.                        100         137.58       169.17       225.60       290.08       351.12
--------------------------------------------------------------------------------------------------------------------
 Peer Group                                100         172.41       183.58       253.02       342.43       279.99
--------------------------------------------------------------------------------------------------------------------

(1) Assumes that the value of the Common Shares of the Company and the indices was 100 on December 31, 1994 and that all dividends were reinvested.

                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by November 10, 2000 to be eligible for inclusion in next year's proxy statement. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders, but has not sought the inclusion of such a proposal in the Company's proxy statement, such proposal must be received by the Company at its principal executive offices by January 24, 2001 or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement.

                            EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail or telegraph. Officers or employees of the Company may assist with personal or telephone solicitation and will receive no additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Common Shares.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgment.

     You are urged to sign, date and return the enclosed proxy card in the envelope provided, or alternatively, to vote electronically via the Internet or telephonically in accordance with the instructions on your proxy card. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your Common Shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

SKU# 4470-PS-00


VOTE BY TELEPHONE                                                   VOTE BY INTERNET

It's fast, convenient, and immediate!                               It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:                                        FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND                        1. READ THE ACCOMPANYING PROXY STATEMENT AND
    PROXY CARD.                                                         PROXY CARD.
2.  CALL THE TOLL-FREE NUMBER                                        2. GO TO THE WEBSITE
    1-877-PRX-VOTE (1-877-779-8683).                                    http://www.eproxyvote.com/mho
3.  ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER                         3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
    LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.                         LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.
4.  FOLLOW THE RECORDED INSTRUCTIONS.                                4. FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!                                              YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                         Go to http://www.eproxyvote.com/mho anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


              [4470 - M/I SCHOTTENSTEIN HOMES, INC.] [FILE NAME: MIS28A.ELX] [VERSION - 2] [02/28/00] [orig. 02/25/00]

MIS28A                                                     DETACH HERE

[X] Please mark
    votes as in
    this example.


1. To elect the nominees named below as directors.
                                                                                                              FOR  AGAINST   ABSTAIN
   Nominees: (01) Thomas D. Igoe, (02) Steven Schottenstein,        2. To ratify the appointment of Deloitte  [ ]    [ ]       [ ]
             (03) Lewis R. Smoot, Sr.                               & Touche LLP as the independent
                                                                    accountants and auditors for fiscal
             [ ]   FOR       [ ] WITHHELD                           year 2000.
                   ALL           FROM ALL
                 NOMINEES        NOMINEES


[ ] ______________________________________
    For all nominees except as noted above

                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT



                                                                    Please sign exactly as your name or names appear hereon.
                                                                    Joint owners should each sign. Executors, administrators,
                                                                    trustees, guardians and others should give their full title.
                                                                    Corporations and partnerships should sign in their full name by president or other authorized person.


Signature:                              Date:                       Signature:                                   Date:


  [4470 - M/I SCHOTTENSTEIN HOMES, INC.] [FILE NAME: MIS28B.ELX] [VERSION - 1]
                           [02/25/00] [orig. 02/25/00]


MIS28B                             DETACH HERE

                                      PROXY

                          M/I SCHOTTENSTEIN HOMES, INC.

                       3 EASTON OVAL, COLUMBUS, OHIO 43219

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                    MEETING OF SHAREHOLDERS, APRIL 19, 2000


         The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 19, 2000, or any adjournment thereof, and to vote all Common Shares of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below.

         This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the Common Shares represented by the Proxy will be voted "FOR" the election of the named nominees for directors and "FOR" the proposal to ratify the appointment of Deloitte & Touche LLP as the independent accountants and auditors for fiscal year 2000. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, or if a nominee for election as a director named in the Proxy Statement is unable to serve or for good cause will not serve, the Common Shares represented by this Proxy will be voted in the discretion of the Proxies in such matters or for such substitute nominee(s) as the directors may recommend.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated March 10, 2000, the Proxy Statement furnished therewith, and the Annual Report of the Company for the fiscal year ended December 31, 1999. Any proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

-----------                                                          -----------
SEE REVERSE    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD     SEE REVERSE
    SIDE               PROMPTLY IN THE ENCLOSED ENVELOPE                 SIDE
-----------                                                          -----------